                                                                   EXHIBIT 10.71

AMERICAN INDUSTRIAL
    REAL ESTATE               AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
  ASSOCIATION LOGO

                                STANDARD SUBLEASE
               (LONG-FORM TO BE USED WITH PRE-1996 AIREA LEASES)
       (NOTE: NOT DESIGNED FOR SITUATIONS WHERE LESS THAN ENTIRE PREMISES
                               ARE BEING SUBLET)

1.       BASIC PROVISIONS ("BASIC PROVISIONS").

         1.1 PARTIES: This Sublease ("SUBLEASE"), dated for reference purposes only November 21, 2002, is made by and between Safeguard Business Systems, Inc., a Delaware corporation ("SUBLESSOR") AND MTI Technology, a Delaware corporation ("SUBLESSEE"), (collectively the "PARTIES", or individually a "PARTY").

         1.2 PREMISES: That certain real property, including all improvements therein, and commonly known by the street address of 14661 Franklin Avenue, Tustin. A two story building consisting of 41,130 sq. ft. located in the County of Orange, State of California and generally described as (describe briefly the nature of the property) a two story office building ("PREMISES").

         1.3 TERM: Two (2) years and eight (8) months commencing February 1, 2003 ("COMMENCEMENT DATE") and ending September 30, 2005 ("EXPIRATION DATE").

         1.4      EARLY POSSESSION: SEE  paragraph 14 of Addendum
("EARLY POSSESSION DATE").

         1.5 BASE RENT: $33, 726.60 per month ("BASE RENT"), payable on the first day of each month commencing February 1, 2003.

[x] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted, See paragraph 15 of Addendum.

         1.6      BASE RENT AND OTHER MONIES PAID UPON EXECUTION:

                  (a)      BASE RENT: $ 33,726.60 for the period _____________.

                  (b) SECURITY DEPOSIT: $53,469.00 See paragraph 16 of Addendum ("SECURITY DEPOSIT").

                  (c)      ASSOCIATION FEES: $ None for the period.

                  (d)      OTHER: $ None for ____________.

                  (e)      TOTAL DUE UPON EXECUTION OF THIS LEASE: $87,195.60

         1.7      AGREED USE: General office and related legal uses.

         1.8      REAL ESTATE BROKERS: See paragraph 17 of Addendum

                  (a) REPRESENTATION: The following real estate brokers (the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):

[X] Julien J. Studley, attention Michael Kennedy represents Sublessor exclusively ("SUBLESSOR'S BROKER");

[ ] Julien J. Studley, attention David Cantwell represents Sublessee exclusively ("SUBLESSEE'S BROKER"); or

[ ]      _____________________ represents both Sublessor and Sublessee ("DUAL
         AGENCY").

                  (b) PAYMENT TO BROKERS: Upon execution and delivery of this Sublease by both Parties, ADC Telecommunications, Inc. shall pay to the Brokers the brokerage fee agreed to in a separate written agreement


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         1.10     ATTACHMENTS. Attached hereto are the following, all of which constitute a part of this Sublease:

[X]      an Addendum consisting of Paragraphs 14 through 21;

[ ]      a plot plan depicting the Premises;

[ ]      a Work Letter

[X]      a copy of the Master Lease;

[ ]      other (specify):
                         ------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

2.       PREMISES.

         2.1 LETTING. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. Unless otherwise provided herein, any statement of size set forth in this Sublease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less. NOTE: SUBLESSEE IS ADVISED TO VERIFY THE ACTUAL SIZE PRIOR TO EXECUTING THIS SUBLEASE.

         2.2 CONDITION, See paragraph 18 of Addendum. Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), and any items which the Sublessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in good operating condition on said date. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and
(ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense

         2.3 COMPLIANCE. Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. NOTE:
SUBLESSEE IS RESPONSIBLE FOR DETERMINING WHETHER OR NOT THE ZONING AND OTHER APPLICABLE REQUIREMENTS ARE APPROPRIATE FOR SUBLESSEE'S INTENDED USE, AND ACKNOWLEDGES THAT PAST USES OF THE PREMISES MAY NO LONGER BE ALLOWED. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same. If the Applicable Requirements are hereafter changed so as to require during the term of this Sublease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("Capital Expenditure"), Sublessor and Sublessee shall allocate the cost of such work as follows:

                  (a) If such Capital Expenditures are required as a result of the specific and unique use of the Premises by Sublessee as compared with uses by tenants in general, Sublessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two years of this Sublease and the cost thereof exceeds 6 months' Base Rent, Sublessee may instead terminate this Sublease unless Sublessor notifies Sublessee in writing, within 10 days after receipt of Sublessee's termination notice that Sublessor has elected to pay the difference between the actual cost thereof and the amount equal to 6 months' Base Rent. If the Parties elect termination, Sublessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Sublessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Sublessee could legally utilize the Premises without commencing such Capital Expenditure.

                  (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Sublessee (such as governmentally mandated seismic modifications, then Sublessor shall pay for said Capital Expenditure and the cost thereof shall be prorated between the Sublessor and Sublessee and Sublessee shall only be obligated to pay, each month during the remainder of the term of this Sublease, on the date on which Rent is due, an amount equal to 1/144th the cost of such Capital Expenditure. Sublessee shall pay interest on the unamortized balance at a rate that is then commercially reasonable in the judgment of Sublessor's accountant. Sublessee may, however, prepay its obligation at any time. Provided, however, that if such Capital Expenditure is required during the last 2 years of this Sublease or if Sublessor reasonably determines that it is not economically feasible to pay its share thereof, Sublessor shall have the option to terminate this Sublease upon 90 days prior written notice to Sublessee unless Sublessee notifies Sublessor, in writing, within 10 days after receipt of Sublessor's termination notice that Sublessee will pay for such Capital Expenditure. If Sublessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Sublessee may advance such funds and deduct same, with interest, from Rent until Sublessor's share of such costs have been fully paid. If Sublessee is unable to finance Sublessor's share, or if the balance of the Rent due and payable for the remainder of this Sublease is not sufficient to fully reimburse Sublessee on an offset basis, Sublessee shall have the right to terminate this Sublease upon 10 days written notice to Sublessor.


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                 (c) Notwithstanding the above, the provisions concerning
Capital Expenditures are intended to apply only to non-voluntary unexpected and new Applicable Requirements. If the Capital Expenditures are instead triggered by Sublessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Sublessee shall be fully responsible for the cost thereof, and Sublessee shall not have any right to terminate this Sublease.

         2.4 ACKNOWLEDGEMENTS. Sublessee acknowledges that: (a) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

         2.5 AMERICANS WITH DISABILITIES ACT. In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at: [ ] Sublessor's expense [X] Sublessee's expense. Notwithstanding the Sublease shall not be responsible for costs associated with compliance to Americans With Disabilities Act unless Sublessee applies for a construction permit causing compliance to be reviewed.

3.       POSSESSION.

         3.1 Early Possession. See paragraph 14 of Addendum. If Sublessee totally or partially occupies the Premises prior to Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

         3.3 Sublessee Compliance. Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4.       RENT AND OTHER CHARGES.

         4.1 Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

         4.2 Utilities. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

5. Security Deposit. See paragraph 16 of Addendum. Sublessee shall deposit with Sublessor the sum specified in Paragraph 1.6(b) as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any, portion of said deposit, Sublessee shall within 10 days after written demand therefore forward to Sublessor an amount sufficient to restore said Deposit to the full amount provided for herein and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said Deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said Deposit, or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of interest to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6. Agreed Use. The Premises shall be used and occupied only for General office and related legal uses.


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____________________ and for no other purpose.

7.       Master Lease.

         7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", wherein West Coast Realty Investors, Inc., successor in interest to BRS-Tustin Safeguard Associates is the lessor, hereinafter the "MASTER LESSOR".

         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

         7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

         7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom:

See paragraph 18 of Sublease Addendum and of the Master Lease, Addendum paragraphs 1 & 2; paragraph 4. Any bonus rent shall be retained by sublessee.

         7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".

         7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

         7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

         7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8.       ASSIGNMENT OF SUBLEASE AND DEFAULT.

         8.1 Sublessor hereby assigns and transfers to Master Lessor Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

         8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

         8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

         8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.       CONSENT OF MASTER LESSOR.

         9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

         9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties, then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

         9.3      In the event that Master Lessor does give such consent then:

                  (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

                  (b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

                  (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

                  (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

                  (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or


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any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

                  (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

                  (g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease (see Paragraph 39.2 of the Master Lease).

         9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

         9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

         9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

11. REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Sublease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

12. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

13. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

14. WITH THE EXCEPTION OF THE CONFERENCE ROOM TABLE & CHAIRS, SUBLESSEE SHALL HAVE THE RIGHT TO USE THE FURNITURE NOW IN PLACE. SUBLESSEE'S RIGHTS TO THE FURNITURE SHALL LAPSE UPON SUBLEASE TERMINATION.


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ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.       SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
SUBLEASE.

2        RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION
OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED

Executed at: Dallas, Texas                Executed at:
            -------------------------                 -------------------------
on: 12-2-02                               on:
   ----------------------------------        ----------------------------------

By Sublessor:                             By Sublessee:
Safeguard Business Systems, Inc.          MTI Technology



By: Michael P. Dunlap                     By: Mark Franzer
   ----------------------------------        ----------------------------------
Name Printed: Michael P. Dunlap           Name Printed: Mark Franzer
             ------------------------                  ------------------------
Title: General Counsel and                Title: Chief Financial Officer
      -------------------------------           -------------------------------
      Corporate Secretary
      -------------------------------

By:                                       By:
   ----------------------------------        ----------------------------------
Name Printed:                             Name Printed:
             ------------------------                  ------------------------
Title:                                    Title:
      -------------------------------           -------------------------------
Address: 8585 Stemons Freeway             Address: 4905 East La Palma Avenue
        -----------------------------             -----------------------------
Dallas, Texas 75247                       Anaheim, CA 92806
-------------------------------------     -------------------------------------
Telephone/Facsimile: 214-905-3935/        Telephone/Facsimile: 714-970-0300/
                     214-640-3946                              714-693-2202
                    -----------------                         -----------------
Federal ID No.                            Federal ID No.
              -----------------------                   -----------------------

BROKER:                                   BROKER:
Julien J. Studley                         Julien J. Studley
-------------------------------------     -------------------------------------
Attn: David Cantwell                      Attn: Michael Kennedy
     --------------------------------          --------------------------------
Title:                                    Title:
      -------------------------------           -------------------------------
Address: 2 Park Plaza, Suite 1075         Address: One Liberty Place,
        -----------------------------             -----------------------------
Irvine, CA 92614                          1650 Market St. #1525
-------------------------------------     -------------------------------------
                                          Philadelphia, PA 19103
-------------------------------------     -------------------------------------
 Telephone/Facsimile: 949-660-3555/       Telephone/Facsimile: 215-563-4000/
                      949-660-3556                             215-567-6370
                    -----------------                         -----------------
Federal ID No.                            Federal ID No.
              -----------------------                   -----------------------

Consent to the above Sublease is hereby given.

Executed at:                              Executed at:
            -------------------------                 -------------------------
on:                                       on:
   ----------------------------------        ----------------------------------

By Master Lessor:                         By Guarantor(s):

West Coast Realty Investors, Inc.         By:
-------------------------------------        ----------------------------------
                                          Name Printed:
-------------------------------------                  ------------------------
                                          Address:
By:                                               -----------------------------
   ----------------------------------
Name Printed:
             ------------------------
Title:
      -------------------------------


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By:                                       By:
   ----------------------------------        ----------------------------------
Name Printed:                             Name Printed:
             ------------------------                  ------------------------
Title:
      -------------------------------
Address: 5933 West Century Blvd.,         Address:
        -----------------------------             -----------------------------
Suite 900, Los Angeles, CA 90045
-------------------------------------     -------------------------------------
Telephone/Facsimile: 310-337-9700/
                     310-337-9895
                    -----------------
Federal ID No.
              -----------------------

NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 SO. FLOWER ST., SUITE 600, LOS ANGELES, CA 90017. (213) 687-8777.

(C)COPYRIGHT 1997 BY AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION. ALL RIGHTS RESERVED. NO PART OF THESE WORKS MAY BE REPRODUCED IN ANY FORM WITHOUT PERMISSION IN WRITING.

                                    ADDENDUM
                                       TO
                SUBLEASE, DATED NOVEMBER 21, 2002, BY AND BETWEEN
              SAFEGUARD BUSINESS SYSTEMS, INC. (SUBLESSOR) AND MTI
                             TECHNOLOGY (SUBLESSEE)

THE FOLLOWING ADDITIONAL PROVISIONS ARE HEREBY INCORPORATED INTO THE ABOVE REFERENCED SUBLEASE. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE TERMS AND PROVISIONS OF THIS ADDENDUM AND THE TERMS AND CONDITIONS OF THE SUBLEASE, THE TERMS AND PROVISIONS OF THIS ADDENDUM SHALL CONTROL.

14. EARLY POSSESSION. Upon (i) full execution of the Sublease and approval by the Master Lessor, and (ii) receipt by Sublessor of written evidence of insurance, and (iii) payment of the first month's Base Rent, plus the Security Deposit, Sublessee shall be given possession of the Premises (the "Start Date"). Sublessee shall not be required pay Base Rent prior to the Commencement Date, but shall pay the expenses set forth in paragraph 4.2 of the Sublease and for any janitorial service incurred on or after the Start Date.

15. BASE RENT ADJUSTMENTS. The Base Rent shall increase annually on each anniversary of the Commencement Date by $.05 per square foot per month.

16. SECURITY DEPOSIT. Sublessee shall provide a Letter of Credit, instead of cash. The Letter of Credit shall be with a financial institution approved by Sublessor and in form satisfactory to Sublessor.

17. BROKER'S COMMISSIONS. Corporate Real Estate Advisors (herein after referred to as "CREA") is acting as the broker for ADC Telecommunications, Inc., (hereinafter referred to as "ADC") the current subtenant. Upon (i) full execution of the Sublease and approval by the Master Lessor, and (ii) full execution of a binding termination agreement with novation between ADC and Sublessor, ADC shall pay the brokerage commission due the Sublessee's Broker in accordance with a separate written agreement between CREA and ADC.

18. OPERATING EXPENSES. Sublessor shall pay all operating expenses of the Premises, excluding those expenses set forth in paragraph 4.2 of the Sublease and janitorial services. Sublessee shall pay all increases in operating expenses above the base year of 2003 calendar year, excepting only increases in real estate taxes resulting solely from a sale of the Premises. Sublessee shall have audit rights of Sublessor's books for ninety (90) days following receipt of invoices for operating expenses from Sublessor and the right to recover reasonable costs of the audit and any over payment of operating expenses by Sublessee, if an audit shows the operating expenses were overstated by Sublessor by more than five percent (5%).

19. ASSIGNMENT AND SUBLETTING. Sublessee shall have the right to further sublease the Premises subject to (i) Sublessor's consent, which shall not be unreasonably withheld, and the terms of the Master Lease. Sublessee shall pay all costs related to any further subleasing or assignment, including those costs Sublessor shall incur as a result thereof.

20. ROOF USAGE. Sublessee, at Sublessee's sole cost and expense, shall have the right to install its telecommunications equipment on the roof. Sublessee shall remove the equipment and repair any damage caused by the installation or removal upon expiration or earlier termination of the Sublease.

21. BUILDING SIGNAGE. Sublessee, at Sublessee's sole cost and expenses, shall have exclusive building top signage and exclusive monument signage for the Premises. Signage shall comply with all governing codes and regulations. Sublessee shall remove signage and repair any damage caused by the installation or removal upon expiration or earlier termination of Sublease.

End of Addendum.

SUBLESSEE                                 SUBLESSOR

MTI Technology,                           Safeguard Business Systems, Inc.,
a Delaware Corporation                    a Delaware corporation



By: /s/ Mark A. Franzen                   By: /s/ Michael P. Donlap
   ----------------------------------        ----------------------------------

Its: Chief Financial Officer              Its: General Counsel & Corporate
---------------------------------             ---------------------------------
                                               Secretary
                                              ---------------------------------

Date: November 22, 2002                   Date: 12/2/02
     --------------------------------          --------------------------------


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